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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 18, 2000

                               JCC HOLDING COMPANY
               (Exact Name of Registrant as Specified in Charter)


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
          DELAWARE                             1-12095                            62-1650470
(State or Other Jurisdiction            (Commission File Number)                (IRS Employer
     of Incorporation)                                                         Identification No.)
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                                 One Canal Place
                           365 Canal Street, Suite 900
                          New Orleans, Louisiana, 70130
              -----------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)


                                 (504) 533-6000
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

         In our Quarterly Report on Form 10-Q for the quarter ended June 30, 2000 filed on August 14, 2000, we referred to our bank lenders' temporary waiver of our failure to comply with certain Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") maintenance requirements under our credit agreement, which waiver was set to expire on August 21, 2000. Attached as
Exhibit 4.18 to this Current Report on Form 8-K is an additional temporary waiver from our bank lenders dated August 18, 2000, which extends the previously granted waiver period through August 31, 2000 at 6:00 p.m. (EDT) and raises the funding limit under our revolving line of credit from $7 million to $8 million. The additional waiver is intended to allow time to finalize and document a general understanding with the bank lenders for an amendment to our credit agreement, which will, among other things, contain revised EBITDA maintenance requirements and re-establish our $25 million revolving line of credit. This time also allows us to finalize and document a general understanding with Harrah's New Orleans Management Company and Harrah's Operating Company, regarding continued forbearance of amounts due under the administrative services agreement and the reimbursable costs under the management agreement.

         If our bank lenders do not finalize an agreement to revise the EBITDA maintenance requirements under our credit agreement by August 31, 2000, we will need to obtain an additional waiver of our failure to comply with the EBITDA maintenance requirements. In addition, if our bank lenders do not re-establish our $25 million revolver and New Orleans Management Company and Harrah's Operating Company, do not forbear amounts due under the administrative services and management agreements, we may not have sufficient working capital to meet our obligations in the ordinary course of business. We cannot assure you that our bank lenders will re-establish our $25 million revolver or that New Orleans Management Company and Harrah's Operating Company will forbear amounts due under the administrative services and management agreements. We also cannot assure you that our bank lenders will change our EBITDA maintenance requirements, or, if necessary, grant us an additional waiver of our failure to comply with the EBITDA maintenance requirements. Either of such events could result in our inability to borrow money under our revolving line of credit or an event of default under our credit agreement. In addition, even if our bank lenders agree to change our EBITDA maintenance requirements, due to our significant operating expenses, we cannot assure you that we will be able to comply with any such new requirements. Our credit agreement provides that in the event of default, our lenders may pursue various remedies, including declaring the entire indebtedness due and payable. If this were to occur, we would seek an agreement with the lenders to forbear from exercising this remedy. However, we cannot assure you that such an agreement could be reached outside of bankruptcy or what the final terms of such an agreement would be. In addition, an event of default under the credit agreement could trigger an event of default under other agreements to which we are a party, including our casino operating contract, the indentures governing our senior subordinated notes with contingent payments and our senior subordinated contingent notes and the agreement pursuant to which Harrah's Entertainment and Harrah's Operating Company have agreed to guarantee our $100 million payment to the Louisiana Gaming Control Board. An event of default under any of these agreements could materially and adversely affect our business, financial condition and results of operations by, among other things, resulting in


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our closing the casino and/or causing the entire indebtedness under our notes to become immediately due and payable.

         This Current Report on Form 8-K includes forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including in particular the statements about the consequences of our inability to obtain an agreement from our bank lenders to adopt new EBITDA maintenance requirements or re-establish our $25 million line of credit or an argument from Harrah's New Orleans Management Company and Harrah's Operating Company to continue to forbear amendments under the administrative services and management agreements. Although we believe that the plans, objectives, expectations and prospects reflected in or suggested by such forward-looking statements are reasonable, such statements involve uncertainties and risks, and we cannot assure that such plans, objectives, expectations and prospects will be achieved. Important factors that could cause actual results to differ materially from the results anticipated by the forward-looking Statements include our ability to reach agreement with our lenders, Harrah's New Orleans Management Company and Harrah's Operating Company as well as other factors that are set forth in our Annual Report on Form 10-K under the heading "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations--Factors Affecting Future Performance" and our other filings with the Securities Exchange Commission. All written or oral forward-looking Statements attributable to us are expressly qualified in their entirety by these cautionary Statements.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

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
         Exhibit No.                        Description
         -----------                        -----------
         4.18 Waiver to Credit Agreement, dated August 18, 2000, by and among JCC Holding Company, Jazz Casino Company, L.L.C., various lending institutions party to the Credit Agreement and Bankers Trust Company, as Administrative Agent
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        JCC HOLDING COMPANY
                                        (REGISTRANT)



                                        /s/   L. Camille Fowler
                                        -----------------------------------
                                        L. Camille Fowler
                                        Vice President - Finance, Secretary
                                          and Treasurer



Date:  August 22, 2000

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                                INDEX TO EXHIBITS

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
   Exhibit
   Number                             Description
   ------                             -----------
    4.18 Waiver to Credit Agreement, dated August 18, 2000, by and among JCC Holding Company, Jazz Casino Company, L.L.C., various lending institutions party to the Credit Agreement and Bankers Trust Company, as Administrative Agent
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